UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2015

EVANS BREWING COMPANY, INC

(Exact name of registrant as specified in its charter)

DELAWARE	000-54995	46-3031328
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3815 S. Main Street, Santa Ana, CA 92707

(Address of principal executive offices) (zip code)

                           (714)708-0082

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.     Corporate Governance and Management

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Kenneth Wiedrich

Effective March 20, 2015, Kenneth C. Wiedrich was appointed Chief Financial Officer (CFO) of Evans Brewing Company. Inc. Mr. Wiedrich, age 68, has extensive experience with small publicly traded companies. Mr. Wiedrich is presently serving as a part time CFO for another publicly traded company and has served as CFO of numerous small publicly traded companies in the past. Mr. Wiedrich has served on the board of directors for numerous public companies and served as a financial consultant for other Companies. Mr. Wiedrich will be compensated at an amount to be determined in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Brewing Company, Inc.

Date: March 25, 2015	/s/ Michael J Rapport
Michael J. Rapport, Chief Executive Officer
Evans Brewing Company, Inc.